Vanguard® Advice Select International Growth Fund
Schedule of Investments (unaudited)
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.2%)
Canada (1.6%)
*	Shopify Inc. Class A	109,114	5,376
China (13.5%)
*,1	Meituan Class B	864,750	19,332
	Tencent Holdings Ltd.	292,700	14,263
*	Alibaba Group Holding Ltd.	566,000	7,782
*	NIO Inc. ADR	422,810	5,103
			46,480
Denmark (3.8%)
*	Genmab A/S	33,026	12,943
France (10.7%)
	Kering SA	25,327	15,803
	Hermes International	7,344	13,744
	L'Oreal SA	17,770	7,338
			36,885
Germany (10.7%)
*,1	Delivery Hero SE	355,310	21,481
*,1	Zalando SE	324,547	15,135
			36,616
Italy (4.4%)
	Ferrari NV	60,238	15,053
Japan (2.0%)
	M3 Inc.	259,000	7,082
Netherlands (17.8%)
	ASML Holding NV	64,998	43,006
*,1	Adyen NV	11,917	18,017
			61,023
Sweden (6.0%)
*	Spotify Technology SA	96,963	10,930
*	Kinnevik AB Class B	309,575	4,785
	Atlas Copco AB Class B	452,260	4,770
			20,485
United Kingdom (3.3%)
*	Ocado Group plc	1,427,300	11,422
United States (24.4%)
*	MercadoLibre Inc.	32,607	38,531
*	Moderna Inc.	110,361	19,430
*	Illumina Inc.	40,104	8,590

			Shares	Market Value ($000)
	NVIDIA Corp.		40,481	7,909
*	Tesla Inc.		44,538	7,715
*	Ginkgo Bioworks Holdings Inc. Class A		745,042	1,453
				83,628
Total Common Stocks (Cost $297,391)				336,993
		Coupon
Temporary Cash Investments (2.7%)
Money Market Fund (2.7%)
[2]	Vanguard Market Liquidity Fund (Cost $9,088)	4.437%	90,901	9,089
Total Investments (100.9%) (Cost $306,479)				346,082
Other Assets and Liabilities—Net (-0.9%)				(2,950)
Net Assets (100%)				343,132
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2023, the aggregate value was $73,965,000, representing 21.6% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of January 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	89,004	—	—	89,004
Common Stocks—Other	16,033	231,956	—	247,989
Temporary Cash Investments	9,089	—	—	9,089
Total	114,126	231,956	—	346,082